Exhibit 10.13

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of KeyBank National Association (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of Bank of America, N.A. (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of PNC Bank, National Association (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of Fifth Third Bank, National Association (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of BMO Bank N.A. (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of Associated Bank, National Association (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of First Horizon Bank (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated February 3, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of S&T Bank (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE

November 13, 2025

Inland Real Estate Income Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), promises to pay to the order of Texas Capital Bank (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Amended and Restated Note (this “Note”) is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement, dated as of November 13, 2025 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive, in each case to the extent set forth in, and otherwise in accordance with, Section 9.7 of the Agreement, reasonable and documented out-of-pocket attorneys’ fees and expenses incurred by the Administrative Agent and the Lenders, taken as a whole, in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of New York.

This Note is an amendment and restatement of that certain Note dated May 17, 2022, previously delivered to the Lender (the “Original Note”). This Note is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with the Original Note.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Jerry Kyriazis

Name: Jerry Kyriazis

Title: Chief Financial Officer

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

AMENDED AND RESTATED NOTE OF INLAND REAL ESTATE INCOME TRUST, INC.,

DATED NOVEMBER 13, 2025

Date	Principal Amount of Loan	Maturity of Interest Period	Maturity Principal Amount Paid	Unpaid Balance